                                                               EXHIBIT 10(m)(iv)

                            LOAN AND PLEDGE AGREEMENT

                  This Agreement dated January, 31, 1996, is by and between Calbiochem-Novabiochem International, Inc., a Delaware corporation (the "Company"), and Ben Matzilevich (the "Employee").

                  1. The Company hereby loans to the Employee Ninety-Six Thousand Dollars ($96,000) for the purchase of 12,000 shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock"). The Employee hereby transfers to the Company simultaneously with the execution of this Agreement the full amount of such loan in full and complete payment for the subscription price due to the Company in respect of the Shares.

                  2. The loan is evidenced by a promissory note of even date herewith (the "Note"), secured by a pledge of the Shares as set forth below.

                  3. The Note shall be repaid on the second anniversary of the date of this Agreement. The Note shall bear interest at 5.65% per annum, payable upon maturity of the Note. The Employee may prepay the Note in whole or from time to time in part, without premium or penalty.

                  4. In the event the Employee sells any shares of Common Stock of the Company or otherwise realizes any cash or other consideration in respect of such shares prior to repayment in full of the Note, whether pursuant to a dividend, private sale, public offering, merger, recapitalization, liquidation or dissolution of the Company (each, a "Realization Event"), the Employee shall, within ten days of the Realization Event, make a mandatory prepayment of the
Note in an amount equal to one hundred percent (100%) of the net after tax proceeds received by or for the account of the Employee in respect of the Realization Event.

                  5. The Employee hereby grants to the Company a first priority security interest in the Shares, as collateral security for the due and punctual payment of the Note in accordance with its terms and the performance by the Employee of his obligations under the Note (which include any other securities or property receivable or distributable with respect thereto after the date hereof). The certificates representing the Shares, each together with a stock power attached thereto executed in blank, are being delivered to the Company and shall be retained by the Company until all obligations under the Note have been paid in full. At such time, the Company shall return to the

Employee the certificates representing the pledged Shares, each together with the stock power attached thereto.

                  6. So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing, the Employee shall have the right to vote and have all other consensual rights with respect to the Shares, and the Company shall deliver to the Employee any proxies, reports or other materials delivered to its shareholders generally, which are necessary to enable the Employee to exercise such rights. Upon the occurrence of an Event of Default, all voting and other consensual rights of the Employee in the Shares shall cease and may be exercised by the Company.

                  7. Upon the occurrence of an Event of Default, the Company shall have and may exercise all rights and remedies afforded to a secured party under the California Uniform Commercial Code applicable thereto, including, without limitation, the right to sell the Shares at a public or private sale (provided that the Company shall give the Employee at least 15 days prior written notice of the date in which any public sale is to be held or the date after which any private sale may be made), at which sale the Company may purchase such Shares (free from any right of redemption by the Employee, which right is hereby waived and released) and have the right to retain the Shares in partial or full satisfaction of the Employee's obligations under the Note in accordance with the provisions of the California Uniform Commercial Code, with the Employee remaining liable for any deficiency.

                  8. Each of the Employee and the Company has all power and authority necessary to enter into and consummate the transactions contemplated by this Agreement and this Agreement is valid and enforceable against each of the Company and the Employee in accordance with its terms. The Employee has not created or permitted any lien or encumbrance to attach to the Shares, other than the pledge set forth in this Agreement.

                  9. If any of the following events ("Events of Default") shall occur:

                           (a) The Employee shall default in the payment of any part of the principal or interest on the Note when the same shall become due and payable, whether at maturity, by acceleration or otherwise and such default continues for more than 10 days after receipt of written notice from the Company;

                           (b) The Employee shall default in the performance or compliance with any term or provision contained in this Agreement;

                           (c) All outstanding principal of the Note has not been paid within 30 days of the date on which the Employee either receives or gives notice that he is for any reason leaving the employ of the Company;

                           (d) The Employee shall (i) become insolvent or be unable, or admit in writing his inability, to pay his debts as they become due; (ii) make a general assignment for the benefit of creditors; (iii) be adjudicated as bankrupt or insolvent or file a voluntary petition in bankruptcy; (iv) file a petition or an answer seeking an arrangement with creditors to take advantage of any insolvency law or (v) file an answer admitting to the material obligations or consent to, or default in answering, or fail to have dismissed within 60 days after the filing thereof, a petition filed against him in any bankruptcy or insolvency proceeding; or

                           (e) If any of the Shares shall be encumbered, pledged, attached or levied upon or seized at any legal proceeding, except as contemplated by this Agreement, and such encumbrance, pledge, attachment or levy remains uncured for more than 15 days;

then the holder of the Note may at any time by written notice to the Employee (or without such notice with respect to subsection (d) above), declare the entire unpaid principal of the Note to be forthwith due and payable, without other notices or demands of any kind, all of which are hereby waived by the Employee.

                  10. The Employee will do, execute, acknowledge, deliver, file and record all such further acts, conveyances, transfers and assurances as the Company may deem necessary or advisable to perform, preserve, protect and continue the pledge granted by this Agreement.

                  11. All notices and communications provided for herein shall be delivered or mailed by registered or certified mail, postage prepaid, or telegraphed, addressed as follows:

                  If to the Company:

                  10394 Pacific Center Court
                  San Diego, California 92121
                  Attention: Chief Financial Officer

                  If to the Employee, at his home address appearing on the records of the Company, or such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  12. All representations and warranties made by the Employee and the Company herein shall survive the making of the loan and the delivery of the Note hereunder.

                  13. No delay on the part of the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof, or the exercise of any other right, power or privilege.

                  14. This Agreement and the Note shall be construed under the laws of the State of California applicable to agreements made and performed entirely in such State.

                  15. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided however, that this Agreement and the Shares shall not be assignable by the Employee without the prior written consent of the Company.

                  16. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                           CALBIOCHEM-NOVABIOCHEM INTERNATIONAL, INC.

                           By:  /s/ Stelios B. Papadopoulos
                              --------------------------------------------
                              Name:
                              Title: CEO

                           THE EMPLOYEE

                                      /s/ Ben Matzilevich
                                  ----------------------------------------
                                     Ben Matzilevich